UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

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☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material under Rule 14a-12

The Procter & Gamble Company

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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On September 27, 2017, The Procter & Gamble Company distributed the following communication and may in the future send or use the same or substantially similar communications from time to time:

Procter & Gamble UK
The Heights,
Brooklands,
Weybridge,
Surrey KT13 0XP
+44 (0) 1932 896000 phone
+44 (0) 1932 896885 fax www.uk.pg.com

Wednesday 27th September 2017

Dear Friend,

If you are a P&G Shareholder, you are likely to have received through the post in the last few weeks some material about the forthcoming annual shareholders meeting. Every year, P&G holds an annual shareholder meeting to elect its Board of Directors, vote on other proposals, review current business results and discuss the outlook for the future. This year, Trian Partners, a New York City-based hedge fund, has nominated Nelson Peltz, its founder, as an opposition candidate to run for a seat on P&G’s Board of Directors. P&G opposes Trian’s nomination and is strongly recommending all P&G shareholders vote FOR ALL 11 P&G Director Nominees on the Blue Proxy Card and/or Blue Voting Instruction Form.

If you are not a P&G Shareholder please ignore this communication as you do not need to take any action.

The information that Shareholders have been sent from P&G through the post will have given you instructions on how you as a shareholder can cast your vote on this matter. We are however aware that some of you have questions on this subject and therefore wanted to provide you with some additional information from P&G’s perspective.

We have enclosed with this letter a copy of a letter from Gary Coombe, President of Europe, who wanted to share with you his perspective on the proxy contest initiated by Nelson Peltz of Trian Partners.

If you have access to the internet, you can read more from the Company on this important subject on voteblue.pg.com. This site also contains useful information on ‘How to Vote’ and has a Frequently Asked Questions (‘FAQ’) section that will likely address many of the questions that you have.

For those of you that may not have access to the internet, we have included with this letter a one page document that shows you what Shareholders may receive from P&G. Please note that there is a Blue Proxy Card and a Blue Voting Instruction Form and which of these and how many of these you will receive will depend on the types of shares that you hold – as indicated in the one page document. You have the opportunity to vote for each Shareholding Account that you have. Therefore, to vote with P&G, vote every Blue Proxy Card or Blue Voting Instruction Form that you receive in order to ensure that your vote has been received.

We are aware from the Associate Scheme Regional Co-ordinators and some of your friends and former colleagues that some of you were of the understanding that if you had voted once, you did not need to vote again when you received other Blue Proxy Cards or other Voting Instruction Forms. Similarly, we have been told that some of you believe that by not voting at all, that your vote will be counted in favour of P&G, which is not true. If you are one of these people and still have Blue Proxy Cards or Blue Voting Instruction Forms that you have not yet submitted a vote for, please submit your votes now.

If you are able to vote online – this is strongly encouraged as it is the quickest way of ensuring that your vote is received. Instructions on how to vote online are included in the packs that you will have received through the post or can be found on Voteblue.pg.com in the ‘How to Vote’ section. If you do not have access to vote online – please complete the Blue Proxy Card / Blue Voting Instruction Form in line with the instruction in the pack and post them in the enclosed addressed envelope.

Procter & Gamble UK, a partnership between Procter & Gamble (L&CP) Limited, registered in England and Wales under Company No. 3288185, and Procter & Gamble (Health & Beauty Care) Limited, registered in England and Wales under Company No. 436549. The Heights, Brooklands, Weybridge, Surrey, KT13 OXP. Subsidiaries of the Procter & Gamble Company.

If you have thrown away your Blue Proxy Cards or Voting Instruction Form and would like to vote on all of your accounts, please contact Clare Wilcox on *********** and we will do our best to get you details that will enable you to vote online before the deadline, if possible. Unfortunately, it will not be possible to get replacement Blue Proxy Voting Forms or Blue Voting Instruction Forms posted to you ahead of the deadline.

The deadline for submitting your vote is fast approaching – votes associated with shares held in the Company Plans must be received by 11.59 pm EDT on 4th October 2017. Votes relating to shares held with a bank or brokerage firm or in registered form must be received by 11.59 pm EDT on 9th October 2017 and 10th October 2017 respectively.

This information is relevant to P&G Shareholders only as it is only Shareholders who can vote on this matter. Please therefore ignore this communication if you are not a Shareholder, as you do not need to take any action.

If you have any questions that are not already addressed by the above, or if you have access, in the FAQ of the Voteblue.pg.com site, please contact Clare Wilcox on ***********.

Thank you for your continued support of P&G as part of our family.

Our very best wishes,

Helen Tucker

Northern Europe HR Director

Important Additional Information and Where to Find It

The Company has filed a definitive proxy statement on Schedule 14A and form of associated BLUE proxy card with the Securities and Exchange Commission (“SEC”) in connection with the solicitation of proxies for its 2017 Annual Meeting of Shareholders (the “Definitive Proxy Statement”). The Company, its directors and certain of its executive officers will be participants in the solicitation of proxies from shareholders in respect of the 2017 Annual Meeting. Information regarding the names of the Company’s directors and executive officers and their respective interests in the Company by security holdings or otherwise is set forth in the Definitive Proxy Statement. Details concerning the nominees of the Company’s Board of Directors for election at the 2017 Annual Meeting are included in the Definitive Proxy Statement. BEFORE MAKING ANY VOTING DECISION, INVESTORS AND SHAREHOLDERS OF THE COMPANY ARE URGED TO READ ALL RELEVANT DOCUMENTS FILED WITH OR FURNISHED TO THE SEC, INCLUDING THE COMPANY’S DEFINITIVE PROXY STATEMENT AND ANY SUPPLEMENTS THERETO AND ACCOMPANYING BLUE PROXY CARD, BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION. Shareholders may obtain a free copy of the Definitive Proxy Statement and other relevant documents that the Company files with the SEC from the SEC’s website at www.sec.gov or the Company’s website at http://www.pginvestor.com as soon as reasonably practicable after such materials are electronically filed with, or furnished to, the SEC.

Procter & Gamble UK, a partnership between Procter & Gamble (L&CP) Limited, registered in England and Wales under Company No. 3288185, and Procter & Gamble (Health & Beauty Care) Limited, registered in England and Wales under Company No. 436549. The Heights, Brooklands, Weybridge, Surrey, KT13 OXP. Subsidiaries of the Procter & Gamble Company.